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                                                                   EXHIBIT 10.13

                                AMENDMENT TO THE
                      QUANEX CORPORATION 1987 NON-EMPLOYEE
                           DIRECTOR STOCK OPTION PLAN


         THIS AGREEMENT by Quanex Corporation (the "Company"),

                              W I T N E S S E T H:

         WHEREAS, the Board of Directors of the Company previously adopted the plan agreement known as the "Quanex Corporation 1987 Non-Employee Director Stock Option Plan" (the "Plan"); and

         WHEREAS, the Board of Directors of the Company retained the right to amend the Plan from time to time; and

         WHEREAS, the Board of Directors of the Company has approved the following amendment to the Plan;

         NOW, THEREFORE, the Board of Directors of the Company agrees that
Section 8 of the Plan is completely amended to provide as follows:

                  8. TRANSFERABILITY OF OPTIONS. Except as expressly provided otherwise in an Optionee's Agreement, an Option shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Optionee's lifetime, only by him.